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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ======================

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of report (date of earliest event reported):  October 20, 1997


                         CANDLEWOOD HOTEL COMPANY, INC.
               (Exact name of Registrant as specified in charter)


        DELAWARE                      0-12708                48-1188025
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
      of incorporation)                                 Identification Number)


LAKEPOINT OFFICE PARK, 9342 EAST CENTRAL                        67206
           WICHITA, KANSAS                                    (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (316) 631-1300


                                      None
         (Former name or former address, if changed since last report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a)     (i)   As of October 20, 1997, the Board of Directors of
Candlewood Hotel Company, Inc. (the "Company") dismissed KPMG Peat Marwick LLP ("KPMG") as the Company's independent accountants, effective upon the completion of their timely quarterly review of the Company's interim financial statements dated September 30, 1997, and appointed Ernst & Young LLP ("E&Y") as the Company's independent accountants.

                (ii) The reports of KPMG on the Company's consolidated financial statements for the period from October 1, 1995 (date of inception) to December 31, 1995 and for the fiscal year ended December 31, 1996, contained no adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope or accounting principles.

                (iii) The decision to change independent accountants was recommended by the Company's Audit Committee, and approved by the Board of Directors at the Board's meeting on October 20, 1997.

                (iv) During the two most recent fiscal years (or portions thereof) and through the date of this report, the Company has had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in their report on the consolidated financial statement of the Company for such periods.

                (v) During the Company's two most recent fiscal years (or portions thereof) and through the date of this report, the Company has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

                (vi) The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated October 27, 1997 is filed as exhibit 16 to this form 8-K.

        (b) The Company has engaged E&Y as its new independent accountants effective October 20, 1997. During the period from October 1, 1995 (date of inception) to December 31, 1995 and for the fiscal year ended December 31, 1996 and through their engagement, the Company has not consulted with E&Y regarding the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements; any accounting, auditing or financial reporting issue; or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

Exhibit
Number         Description of Document
-------        -----------------------
   16          Letter from KPMG Peat Marwick LLP to the Securities & Exchange
               Commission dated October 27, 1997.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 1997                CANDLEWOOD HOTEL COMPANY, INC.


                                        By:    /S/ WARREN D. FIX
                                               ------------------------------
                                        Name:  Warren D. Fix
                                        Title: Chief Financial Officer